[LINCOLN FINANCIAL GROUP LOGO]
Jeffrey A. Brine
Asst. Vice President &
Senior Counsel
Law Department
The Lincoln National Life Insurance Company
350 Church Street
Hartford, CT 06103-1106
Direct Dial:  (860) 466-1079
Facsimile:    (860) 466-1778


September 8, 2000


VIA EDGAR


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

Re: Lincoln Life & Annuity Flexible Premium Variable Life Account M File No. 333-42507; 811-08559

Commissioners:

     As required by Rule 30d-2 under the Investment Company Act of 1940, as amended, (the "Act"), Lincoln Life & Annuity Flexible Premium Variable Life Account M (the "Account"), a unit investment trust, registered under the Act, mailed to its contract owners a report containing financial statements and other applicable information required by Rule 30d-1 under the Act ("Annual Report") for each of the management investment companies (the "Underlying Funds") issuing securities held by the Account. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

The Lincoln National Life Insurance Company is representing Lincoln Life & Annuity Company of New York in these matters.

     Pursuant to Rule 30b2-1 under the Act, the Underlying Funds have filed their annual reports with the Securities and Exchange Commission via EDGAR. The filings are incorporated herein by reference.

     Please do not hesitate to contact me at the telephone number indicated above with any questions.

Sincerely,

/s/ Jeffrey A. Brine

Jeffrey A. Brine